UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2006

MORNINGSTAR, INC.
(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

225 West Wacker Drive
Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)

(312) 696-6000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure.

The following information is included in this Current Report on Form 8-K as a result of Morningstar, Inc.’s policy regarding public disclosure of corporate information. Answers to additional inquiries, if any, that comply with this policy are scheduled to become available on June 2, 2006.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This current report on Form 8-K contains forward-looking statements. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements.

Other factors that could materially affect actual results, levels of activity, performance, or achievements can be found in Morningstar’s other filings with the Securities and Exchange Commission, including Morningstar’s Annual Report on Form 10-K for the year ended December 31, 2005. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you read in this current report on Form 8-K reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

Investor Questions and Answers: May 2006

We plan to make written responses available addressing investor questions about our business on the first Friday of every month. The following answers respond to questions received through May 3, 2006. We intend to answer as many questions as time allows, although we will not answer product support questions through this channel. We may wait to respond to a given question until the following month if we need more time to research the answer.

If you would like to submit a question, please send an e-mail to investors@morningstar.com, contact us via fax at 312-696-6009, or write to us at the following address:

Morningstar, Inc.
Investor Relations
225 West Wacker Drive
Chicago, IL 60606

Data Acquisition Costs

1.              I was looking at the Morningstar business model in the 10-K. I have a question about the business model. Who are Morningstar’s suppliers? Where does Morningstar get its data from (i.e. the data for the mutual fund databases)? Does Morningstar have to pay for the data, and if so how much?

We collect most of our data from original source documents that are publicly available, such as regulatory filings and fund company documents. This is the main source of operations data for securities in our open-end, closed-end, exchange-traded fund, and variable annuity databases, as well as for financial statement data in our equity database. This information is available at no cost.

For performance-related information (including total returns, net asset values, dividends, and capital gains), we receive daily electronic updates from individual fund companies, transfer agents, and custodians. We don’t need to pay any fees to obtain this performance data. In some markets we supplement this information with a standard market feed such as Nasdaq for daily net asset values, which we use for quality assurance and filling in any gaps in fund-specific performance data. We also receive most of the details on underlying portfolio holdings for mutual funds, closed-end funds, exchange-traded funds, and variable annuities electronically from fund companies, custodians, and transfer agents.

Our separate account and hedge fund databases require more specialized information, which we obtain by sending surveys to the management companies. We also survey for some specialized portfolio and operations data in our other databases to enhance our proprietary portfolio statistics. We supplement information gathered electronically or through surveys by licensing a few third-party data feeds for market indexes and individual securities.

Because the majority of the data we collect is available at no cost, our data acquisition costs are relatively low and translate into only a small percentage of data-related revenue.

Management

2.              I am wondering what happened to Mr. Armour. He was listed in the Prospectus, but not the latest Proxy. . . Thank you and I will await the response in the next Form 8-K filing.

Tim Armour is still at Morningstar and works as a managing director focusing on strategic relationships and business development. The summary compensation table in the proxy statement shows compensation details for our chief executive officer as well as our four most highly compensated executive officers, so it doesn’t include information on every member of our senior management team.

Shareholders of Record

3.               How do you define ‘shareholder of record’? On page 96 of [Morningstar’s annual] report, it says that as of March 2006 there were only 70 shareholders of record. Is this a typo? If so, what’s the correct number?

We use the standard definition of shareholder of record, which refers to shareholders who hold shares that are registered directly with our transfer agent. Shareholders who hold their shares through a stock brokerage account aren’t included in the number of shareholders of record. Instead, they’re considered beneficial owners. The number shown in our annual report for shareholders of record is correct because the majority of our shareholders hold their shares through brokerage accounts.

Equity Awards to Board of Directors

4.              What is a small investor to do? He wants to invest in a growing company; he purchases, on the market, $5,000 worth of Morningstar stock from his personal savings. Unfortunately, he reads Morningstar’s April 11 SEC Form 8-K. In this report he discovers that the Board is issuing thousands and thousands of stock options to various Board appointees, etc. Such grand rewards for duties performed. For the small investor this lack of respect by the Board for the value of a share of Morningstar stock does not bode well for this investor.

As is the case for most public companies, Morningstar’s directors receive compensation for their services. We believe it’s appropriate for them to receive a portion of their compensation in the form of equity awards. In our 8-K filing dated April 11, we disclosed certain changes to the compensation structure for non-employee directors, including an increase in the annual cash retainer paid to the Audit Committee Chair and a newly added cash retainer for the Compensation Committee Chair. The new payments to committee chairs reflect their additional levels of responsibility and activity since our initial public offering.

We also disclosed that we plan to replace the annual stock option grant for non-employee directors with a grant of restricted stock units. Each non-employee director previously received an annual grant of options to purchase 12,000 shares of our common stock. The estimated fair value (using Black-Scholes) of options granted to each director for the most recent annual grant (in May 2005) was $108,720. Going forward, each non-employee director will receive an annual grant of restricted stock units covering shares having a value of $110,000 on the date of grant, so the dollar value of annual equity awards to directors as of the date of grant will remain essentially unchanged from 2005 levels. In addition, it’s worth noting that, like our stock options, our restricted stock awards vest over time, which means directors have a stake in our long-term performance.

The board is responsible for establishing the compensation of non-employee directors based on the recommendation of the Compensation Committee. In establishing the structure, both the board and the Compensation Committee considered how several comparable firms compensate their non-employee directors. We believe the cash compensation and levels of equity awards we provide to our non-employee directors are reasonable and appropriate in view of the significant role our directors play and the value they bring to Morningstar’s shareholders. We take the value of Morningstar’s equity seriously and carefully consider each equity grant we make.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: May 5, 2006	By:	/s/ Martha Dustin Boudos
	Name:	Martha Dustin Boudos
	Title:	Chief Financial Officer